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                                                                    EXHIBIT 10.3

                                                                       EXECUTION

                               PURCHASE AGREEMENT

                                                                January 26, 2005

United Mortgage Trust
5740 Prospect Ave.
Suite 1000
Dallas, Texas 75206

UMT Funding Trust
5740 Prospect Ave.
Suite 1000
Dallas, Texas 75206

Ladies and Gentlemen:

      1. Introduction. Bayview Financial, L.P., a Delaware limited partnership (the "Purchaser"), proposes to purchase from UMT Funding Trust, a Maryland real estate investment trust (the "Depositor"), the "Class A Notes" of the Bayview Asset-Backed Securities, Series 2005-1. The Class A Notes, together with the Class B Certificates of the same series (the "Class B Certificates," and together with the Class A Notes, the "Securities") are to be issued pursuant to a trust agreement (the "Trust Agreement") dated as of January 1, 2005, between the Depositor and Wachovia Bank, National Association, as trustee (the "Trustee"). The Securities will evidence beneficial interests in the Trust Fund (as defined in the Trust Agreement) consisting primarily of a pool of mortgage loans (the "Mortgage Loans") sold to the Depositor by UMT LT Trust (the "Seller") and transferred to the Trustee by the Depositor. The purchase and transfer of the Mortgage Loans and the issuance of the Securities are referred to herein as the "Transaction," and the Trust Agreement, Mortgage Loan Sale Agreement and Servicing Agreement are referred to herein as the "Transaction Documents."

      Capitalized terms used and not defined herein have the meanings assigned to them in the Trust Agreement.

      2. Purchase, Sale, Payment and Delivery of the Class A Notes. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Depositor agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Depositor, 100% of the Class A Notes in consideration of payment of the purchase price of $[[-]].

      Delivery of and payment for the Class A Notes will be made at the offices of McKee Nelson LLP, 1919 M Street, N.W., Washington, D.C. 20036, on January 31, 2005, or at such other time as the Purchaser and the Depositor shall otherwise agree upon, such time being herein

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referred to as the "Closing Date." Delivery of the Class A Notes shall be made by the Depositor to the Purchaser against payment of the purchase price specified by the parties in immediately available funds wired to such bank as may be designated by the Depositor, or paid by such other manner as may be agreed upon by the Depositor and the Purchaser. The Class A Notes will be in fully registered form in a single note and registered in such name as the Purchaser requests in writing at least three business days prior to the Closing Date.

      3. Representations, Warranties and Covenants of United Mortgage Trust ("United") and the Depositor.

      (a) In connection with the proposed sale of the Class A Notes, United hereby incorporates each of the representations and warranties made by the Seller in Section 1.04 of the Mortgage Loan Sale Agreement as if such representations and warranties were fully set forth herein, restates such representations and warranties for the benefit of the Purchaser, and further represents and warrants to the Purchaser that, as of the date hereof and as of the Closing Date:

            (i) The issuance and sale of the Class A Notes have been duly authorized by all requisite action on the part of the Depositor, and when
      (i) executed and authenticated by the Trustee as specified in the Trust Agreement and (ii) delivered to the Purchaser, the Class A Notes will be duly and validly issued and outstanding and entitled to the benefits of the Trust Agreement.

            (ii) At the time of execution and delivery of the Mortgage Loan Sale Agreement by the Seller and the Depositor, the Depositor will have acquired good title to the Mortgage Loans (other than the servicing rights thereto), free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and, upon delivery to the Purchaser of the Class A Notes, the Purchaser will have good title to the Class A Notes free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (iii) All information disclosed by United to the Purchaser pertaining to the Mortgage Loans is true and correct in all material respects, and United has disclosed to the Purchaser all information known to United that could materially affect the value of the Mortgage Loans.

            (iv) All information disclosed by the Seller to the Purchaser pertaining to the Mortgage Loans is true and correct in all material respects, and the Seller has disclosed to the Purchaser all information known to the Seller that could materially affect the value of the Mortgage Loans.

            (v) All loan files, diskettes, tapes or reports provided by United or the Seller to the Purchaser in connection with the Transaction contemplated hereby are true and correct in all material respects.

            (vi) The Depositor is not in default under any material provisions of any agreement, contract, instrument or indenture to which the Depositor is a party or by which it is bound, nor has any event occurred which, with notice or lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture,

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      which event of default could have a material adverse effect on the performance by the Depositor of its obligations under the Transaction Documents.

      (b) In connection with the proposed sale of the Class A Notes, the Depositor hereby incorporates each of the representations and warranties set forth in Section 2.03 of the Trust Agreement as if such representations and warranties were fully set forth herein, restates such representations and warranties for the benefit of the Purchaser, and further represents and warrants to the Purchaser that, as of the date hereof and as of the Closing Date:

            (i) The issuance and sale of the Class A Notes have been duly authorized by all requisite action on the part of the Depositor, and when
      (i) executed and authenticated by the Trustee as specified in the Trust Agreement and (ii) delivered to the Purchaser, the Class A Notes will be duly and validly issued and outstanding and entitled to the benefits of the Trust Agreement.

            (ii) At the time of execution and delivery of the Trust Agreement by the Depositor and the Trustee, the Trustee will have acquired good title to the Mortgage Loans on behalf of the Trust Fund, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and, upon delivery to the Purchaser of the Class A Notes, the Purchaser will have good title to the Class A Notes free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (iii) All information disclosed by the Depositor to the Purchaser pertaining to the Mortgage Loans is true and correct in all material respects, and the Depositor has disclosed to the Purchaser all information that could reasonably be expected to materially affect the value of the Mortgage Loans.

            (iv) All loan files, diskettes, tapes or reports provided by the Depositor to the Purchaser in connection with the Transaction contemplated hereby are true and correct in all material respects.

            (v) The Depositor is not in default under any material provisions of any agreement, contract, instrument or indenture to which the Depositor is a party or by which it is bound, nor has any event occurred which, with notice or lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture, which event of default could have a material adverse effect on the performance by the Depositor of its obligations under the Transaction Documents.

      4. Conditions to Purchaser's Obligations. The obligation of the Purchaser to purchase the Class A Notes will be subject to (i) the accuracy of the representations and warranties of United and the Depositor as of the date hereof and the Closing Date, (ii) the full performance by United and the Depositor of their obligations hereunder and (iii) the following additional conditions precedent:

            (a) The Purchaser shall have received the opinion of counsel to the Purchaser, dated as of the Closing Date, addressed to the Purchaser, in form and substance reasonably satisfactory to the Purchaser.

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            (b) The Purchaser shall have received the opinion of counsel to the
      Trustee, dated as of the Closing Date, addressed to the Purchaser, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (c) The Purchaser shall have received the opinion(s) of counsel to the Seller and the Depositor, dated as of the Closing Date, addressed to the Purchaser, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (d) The Purchaser shall have received the opinion of counsel to the Seller regarding sale of the Mortgage Loans, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (e) The Purchaser shall have received the opinion(s) of counsel to United, the Seller and the Depositor regarding nonconsolidation, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (f) The Purchaser shall have received the certificate of United regarding various corporate matters, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (g) The Purchaser shall have received the certificate of the Seller regarding various corporate matters, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (h) The Purchaser shall have received the certificate of the Depositor regarding authorization, issuance and sale of the Securities, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (i) The Purchaser shall have received the certificate of the Depositor regarding various corporate matters, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (j) The Purchaser shall have received the certificate of the Trustee regarding various corporate matters, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (k) The Purchaser shall have received the certificate of the Trustee regarding the establishment of the Security Account, dated as of the Closing Date, in form and substance reasonably satisfactory to counsel to the Purchaser.

            (l) Each of United, the Seller and the Purchaser shall have complied with all of its obligations under the Trust Agreement, the Mortgage Loan Sale Agreement and each related document, and the representations and warranties of United, the Seller and the Purchaser (other than the loan-level representations and warranties) shall be true and correct.

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      5. Representations, Warranties and Covenants of the Purchaser. In
connection with the proposed purchase of the Class A Notes, the Purchaser represents, warrants and covenants that, as of the date hereof and as of the Closing Date:

            (a) The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority (i) to conduct its business as presently conducted by it and (ii) to execute and deliver this Agreement and perform its obligations under this Agreement.

            (b) The execution and delivery of this Agreement, the performance by the Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its respective terms subject to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (whether considered in a proceeding or action in equity or at law) and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

            (c) The execution, delivery and performance of this Agreement by the Purchaser, and the consummation of the transactions contemplated hereby, will not (i) violate or conflict with any provision of the limited partnership agreement of the Purchaser or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Purchaser or by which the Purchaser is bound or (ii) result in a breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any indenture or other material agreement to which the Purchaser is a party or by which the Purchaser is bound, which in the case of either clause (i) or (ii) will have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement.

            (d) No authorization, consent, approval, license, exemption or other action by or notice to or registration or filing with any governmental authority or administrative or regulatory body is required for either the execution, delivery or performance of this Agreement by the Purchaser or the consummation of the transactions contemplated hereby, except such as shall have been made or obtained on or prior to the Closing Date.

            (e) There are no pending or, to the best of the Purchaser's knowledge, threatened actions, proceedings or investigations against the Purchaser before any court, governmental arbitrator or instrumentality which if determined adversely to the Purchaser may reasonably be expected, individually or in the aggregate, to (i) have a material and adverse affect on the Purchaser's ability to perform its obligations under this Agreement or (ii) to affect the legality, validity or enforceability of this Agreement.

            (f) The Purchaser is not in default with respect to any order or decree of any court, regulation or demand of any federal, state, municipal or governmental agency,

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      which default would materially and adversely affect the condition
      (financial or other) or operations of the Purchaser or its properties or the consequences of which would have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement.

            (g) The Purchaser understands that the Class A Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. The Purchaser agrees that it will purchase the Class A Notes solely on its own behalf, and that the Class A Notes may be transferred only to (i) a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (ii) to an "accredited investor," or an entity each of whose equity owners is an "accredited investor," under Rule 501(a)(l), (2), (3) or (7) of the Securities Act, or any entity in which all of the equity owners are such investors (an "Accredited Investor"), and which, prior to such transfer, delivers to the Trustee signed letters in the forms set forth in the exhibits to the Trust Agreement.

            (h) The Purchaser has received such information as it deems necessary in order to make its investment decision. The Purchaser acknowledges that it was involved in structuring the Transaction. In making its investment decision the Purchaser has not relied on any materials other than those described in the Transaction Documents and materials received in writing or in electronic form from or on behalf of the Seller or the Depositor, and has not relied on verbal discussions with the Seller or the Depositor.

            (i) The Purchaser will acquire the Class A Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. The Purchaser is an Accredited Investor and has such knowledge and experience in financial and business matters as to be capable of evaluating the substantial risks of investment in the Class A Notes, and it is able to bear the economic risk of such investment.

            (j) The Purchaser is not purchasing the Class A Notes for, on behalf of or with the assets of an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to Section 4975 of the Internal Revenue Code of 1986, as amended.

            (k) The Purchaser agrees to provide to any person purchasing the Class A Notes from the Purchaser a notice advising such purchaser that resales of the Class A Notes are restricted as provided in the Trust Agreement.

            (l) The Purchaser will acquire and hold the Class A Notes solely for its own account and not on behalf of or as nominee for another person.

      6. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex, telegraph or facsimile and confirmed by a similar mailed writing, if to United, addressed to United, at 5740 Prospect Ave., Suite 1000, Dallas,

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Texas 75206, Attention: Christine Griffin, or to such other address as the
Seller may designate in writing to the Purchaser; if to the Depositor, addressed to the Depositor, at 5740 Prospect Ave., Suite 1000, Dallas, Texas 75206,
Attention: Christine Griffin, or to such other address as the Depositor may designate in writing to the Purchaser; and if to the Purchaser, addressed to the Purchaser at 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention: Legal Department, or to such other address as the Purchaser may designate in writing to the Seller and the Depositor.

      7. Severability of Provisions. Any part, provision, representation or warranty of this Agreement, which is prohibited or held to be void or unenforceable, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to the Class A Notes shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

      8. Agreement of Parties. United, the Seller, the Depositor and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

      9. Representations and Warranties to Survive Delivery. The Purchaser agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Seller and the Depositor, notwithstanding any investigation heretofore or hereafter made by the Seller, the Depositor or on their behalf, and that the representations, warranties and agreements made by the Purchaser herein or in any such certificate or other instrument shall survive the delivery of and payment for the Class A Notes and shall continue in full force and effect, notwithstanding subsequent termination of this Agreement.

      10. Governing Law and Waiver of Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH PARTY HEREBY KNOWINGLY, VOLUNTARY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

      11. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all

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prior agreements and understandings relating to the subject matter hereof.
Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      12. Confidentiality. Neither the Seller nor the Depositor shall reveal to any party, without the prior written consent of the Purchaser, the terms of the Letter Agreement executed as of November 5, 2004 between United and the Purchaser or the price paid by the Purchaser for the Class A Notes, except (i) that either party may disclose such terms to its employees, officers, directors, shareholders, financial advisors, consultants, auditors, tax advisors, partners, affiliates, lenders, attorneys and government authorities to the extent necessary to evaluate the Transaction contemplated hereby, (ii) where such information is or becomes known by the general public otherwise than by a breach by the Seller of this Section 12 and (iii) pursuant to legal process under applicable procedural rules, statutes or court orders.

      13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

      14. Attorneys' Fees. In the event of any dispute hereunder or of any action to interpret or enforce this Agreement, any provision hereof or any matter arising herefrom, the prevailing party (or substantially prevailing party) in any dispute arising under this Agreement or its subsequent performance shall be entitled to recover its actual costs, fees and expenses, including, but not limited to, witness fees, expert fees, consultant fees, attorney (in-house and outside counsel), paralegal and legal assistant fees, and other professional fees, costs and expenses whether in settlement, in any declaratory action, at trial or on appeal and in all dispute resolution proceedings, including bankruptcy and post-judgment collection, proceedings to determine the amount of attorneys' fees to be awarded; and whether or not suit be brought.

      15. Facsimile Execution. Facsimile signatures on counterparts of this Agreement are hereby authorized and shall be acknowledged as if such facsimile signatures were an original execution, and this agreement shall be deemed as executed when an executed facsimile hereof is transmitted by a party to any other party.

                                      * * *

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      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the parties hereto in accordance with its terms.

                                            Very truly yours,

                                            BAYVIEW FINANCIAL, L.P.

                                            By: BAYVIEW FINANCIAL MANAGEMENT
                                                CORP., its General Partner

                                            By: ________________________________
                                                Name: Stuart Waldman
                                                Title: Senior Vice President

The foregoing Agreement is
hereby confirmed and accepted as
of the date first above written:

UMT FUNDING TRUST

By: ________________________________
    Name:
    Title:

UNITED MORTGAGE TRUST

By: ________________________________
    Name:
    Title:

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